UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Schneider National, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 Your Vote Counts!  SCHNEIDER NATIONAL, INC. 3101 SOUTH PACKERLAND DRIVE GREEN BAY, WI 54313  You invested in SCHNEIDER NATIONAL, INC. and it’s time to vote!You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding theavailability of proxy material for the shareholder meeting to be held on April 25, 2022.Get informed before you voteView the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) byrequesting prior to April 11, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.      SCHNEIDER NATIONAL, INC.2022 Annual MeetingVote by April 24, 2022 11:59 PM ET. For shares held in a Plan, vote by April 22, 2022 11:59 PM ET.    *Please check the meeting materials for any special requirements for meeting attendance.          Smartphone usersPoint your camera here and vote without entering a control number    V1.1    For complete information and to vote, visit www.ProxyVote.comControl #        D71143-P68084  Vote Virtually at the Meeting*April 25, 202210:00 AM CDT  Virtually at: www.virtualshareholdermeeting.com/SNDR2022

 Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOTThis is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.    Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.    Voting Items  Board Recommends  The election to Schneider National’s Board of Directors of the ten nominees named in the proxy statement.Nominees:Jyoti Chopra 05) Robert M. Knight, Jr. 09) John A. SwainsonJames R. Giertz 06) Therese A. Koller 10) James L. WelchAdam P. Godfrey 07) Mark B. RourkeRobert W. Grubbs 08) Paul J. Schneider  For All  2. Ratification of the appointment of Deloitte & Touche, LLP as Schneider National’s independent registered public accounting firm for fiscal 2022  For  3. Advisory vote to approve executive compensation  For  NOTE: Shareholders may be asked to consider other business that may be properly brought before the meeting. Information regarding the use of discretionary authority to vote on any such other business may be found in the Other Business section of the Proxy Statement.        D71144-P68084